                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 19, 2003



                               DONLAR CORPORATION
             (Exact name of registrant as specified in its charter)




         Illinois                      000-11472                  36-3683785
(State or other jurisdiction          (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


              6502 South Archer Road, Bedford Park, Illinois 60501 Registrant's telephone number, including area code: (708) 563-9200

               (Address of principal executive offices) (Zip Code)



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On August 19, 2003, the Company issued the following press release.

                          DONLAR CORPORATION ANNOUNCES
                   SECOND QUARTER AND FIRST HALF 2003 RESULTS

BEDFORD PARK, IL -- (AUGUST 19, 2003) -- DONLAR CORPORATION (OTC: DLRC), a world leader in green chemistry, products and technology, today announced that the Company reported revenue of approximately $1.1 million for the second quarter ended June 30, 2003, up 12% from revenue reported for the second quarter of 2002. For the first six months of 2003, the Company reported revenue of approximately $2.2 million, up 17% over the same time period in 2002.


The Company reported revenue for the second quarter of 2003 of $1,136,783 compared to $1,014,403 for the second quarter of 2002, an increase of approximately 12%. The Company continues to see its main revenue growth in the oil field services industry and continues to develop sales in the agricultural market. Net loss in the second quarter of 2003 was reduced to approximately $1.2 million, compared to a net loss of $1.6 million for the second quarter of 2002. The decrease in net loss was primarily attributable to a reduction in interest expense relating to conversion of debt.

The Company reported revenue for the first half of 2003 of $2,218,898 compared to $1,892,087 for the first six months of 2002, an increase of approximately 17%. The Company reported a net loss in the first six months of 2003 of $5.6 million compared to a net loss of approximately $4.1 million for the comparable six-month period in 2002. The increase in net loss was primarily attributable to expenses relating to the merger of Donlar Corporation and Donlar Biosyntrex Corporation in the first quarter 2003, as well as the conversion of debt.

Larry Koskan, President and CEO of Donlar, stated: "We are pleased with the acceptance of Donlar's scale and corrosion inhibitor products in the oil production, water treatment, detergents and mining industries. Our agricultural business has continued to develop with positive results in plant health and yield enhancement in the premium vegetable markets. Our markets are responding to our protein polymer technology, which is leading to revenue growth and wider acceptance of Donlar's products. The Company continues to focus on achieving sales growth in all our markets, maintaining good expense control and developing new products, all demonstrating our commitment of quality products and services to our customers, employees and shareholders."

ABOUT DONLAR
Donlar Corporation is at the forefront of providing a new class of protein biopolymers that help customers by providing solutions while satisfying environmental concerns for the creation of non-toxic products for a wide range of industrial, agricultural and consumer markets. The Company's non-hazardous, non-toxic, hypoallergenic, environmentally friendly and biodegradable thermal polyaspartate (TPA) biopolymers are protected by 187 Company-owned patents. The Company's applications for its products include the markets of oil field operations, fertilizers, detergents and water treatment. Donlar's beta-protein biopolymers are manufactured in its 50,000 square foot facility located in Peru, Illinois. (www.donlar.com)

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties. The contents of this release should be considered in conjunction with the risk factors in Donlar Corporation's most recent filings with the Securities and Exchange Commission on Forms 10-QSB and 10-KSB and current reports on Form 8-K.

DONLAR CORPORATION
CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2003

ASSETS
Current assets
   Cash                                                                     $       91,320
   Receivables                                                                     311,920
   Inventories, net                                                                724,835
   Prepaid expenses                                                                 74,173
                                                                            --------------
Total current assets                                                             1,202,248
Property and equipment, net                                                      8,356,279
Patents                                                                          1,748,876
Other assets                                                                       239,970
                                                                            --------------
Total assets                                                                $   11,547,373
                                                                            ==============


LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities
   Current portion of convertible debt                                      $   21,033,352
   Short term notes payable                                                         71,000
   Accounts payable                                                                648,699
   Accrued expenses                                                              4,229,738
                                                                            --------------
                      Total current liabilities                                 25,982,789
Shareholders' deficit
   Common stock, no par value                                                   37,068,228
   Senior convertible preferred stock, no par value                             19,905,500
   Additional paid-in capital                                                   84,258,805
   Accumulated deficit                                                       (155,667,949)
                                                                            --------------
Total shareholders' deficit                                                   (14,435,416)
                                                                            --------------

Total liabilities and shareholders' deficit                                 $   11,547,373
                                                                            ==============

DONLAR CORPORATION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                         For the three months                      For the six months
                                                             ended June 30,                           ended June 30,
                                                       2003                2002                 2003                2002
                                                   ------------        ------------         ------------        ------------
Revenues                                           $  1,136,783        $  1,014,403          $ 2,218,898         $ 1,892,087

Cost of revenue                                         854,715             752,072            1,532,830           1,610,059
Research and Development                                147,954             133,216              308,832             270,152
Selling, general and administrative                     522,138             255,087            1,266,707           1,029,543
                                                   ------------        ------------         ------------        ------------
Total operating expenses                              1,524,807           1,140,375            3,108,369           2,909,754
                                                   ------------        ------------         ------------        ------------

Loss from operations                                  (388,024)           (125,972)            (889,471)         (1,017,667)

Other income (expense)
   Interest expense                                   (798,252)         (1,610,141)          (2,138,925)         (2,977,436)
   Debt conversion expense                                    -                   -          (2,579,527)           (289,655)
   Gain on disposal of fixed assets                           -                   -                    -              74,478
   Other                                                  7,587             139,398                7,588             160,743
                                                   ------------        ------------         ------------        ------------
Total other expense                                   (790,665)         (1,470,743)          (4,710,864)         (3,031,870)
                                                   ------------        ------------         ------------        ------------

Loss before income taxes                            (1,178,689)         (1,596,715)          (5,600,335)         (4,049,537)
Provision for income taxes                                    -                   -                    -                   -
                                                   ------------        ------------         ------------        ------------

Net loss before extraordinary item                  (1,178,689)         (1,596,715)          (5,600,335)         (4,049,537)
Extraordinary loss on retirement of debt                      -                   -                    -         (1,212,120)
                                                   ------------        ------------         ------------        ------------
Net loss                                           $(1,178,689)        $(1,596,715)         $(5,600,335)        $(5,261,657)
                                                   ============        ============         ============        ============

Net loss per common share:
Basic:                                                   (0.06)              (0.06)               (0.27)              (0.20)
Diluted:                                                 (0.06)              (0.06)               (0.27)              (0.20)

Weighted average shares
of common stock outstanding:
   Basic                                             20,793,360          25,831,050           20,793,360          25,831,050
   Diluted                                           20,793,360          25,831,050           20,793,360          25,831,050


DONLAR CORPORATION
CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30,

                                                                                             2003                  2002
                                                                                         ------------         -------------
Cash flows from operating activities
   Net loss                                                                              $(5,600,335)         $ (5,261,657)
   Adjustments to reconcile net loss to net cash
     used in operating activities
        Depreciation and amortization                                                         544,793               542,343
        Issuance of Common Stock for services                                                       -                27,536
        Interest expense related to amortization of debt discount                              44,955             2,007,544
        Debt conversion expenses                                                            2,579,527               289,655
        Gain on disposal of fixed assets                                                            -              (74,478)
        Change in assets and liabilities
             Receivables                                                                      (3,400)                29,628
             Inventories                                                                      204,981               576,834
             Prepaid expenses and other assets                                               (58,605)               (9,594)
             Accounts payable                                                                 377,904           (1,002,911)
             Accrued expenses                                                               1,941,704             (399,980)
                                                                                         ------------         -------------
               Net cash provided by (used in) operating activities                             31,524           (3,275,080)

Cash flows from investing activities
   Proceeds from sale of property and equipment                                                     -               103,942
   Purchase of property and equipment                                                        (42,542)              (34,715)
   Purchase of patents                                                                              -              (83,255)
                                                                                         ------------         -------------
               Net cash used in investing activities                                         (42,542)              (14,028)

Cash flows from financing activities
   Principal repayments of convertible notes                                                        -          (17,111,948)
   Proceeds from issuance of convertible notes                                                      -            20,970,107
   Principal repayments of notes payable                                                            -             (263,000)
   Proceeds from notes payable                                                                      -                11,000
   Deferred financing costs                                                                         -             (270,419)
                                                                                         ------------         -------------
               Net cash provided by financing activities                                            -             3,335,740
                                                                                         ------------         -------------

Net (decrease) increase in cash and cash equivalents                                         (11,018)                46,632
Cash and cash equivalents at beginning of period                                              102,338                 3,746
                                                                                         ------------         -------------
Cash and cash equivalents at end of period                                               $     91,320         $      50,378
                                                                                         ============         =============
Supplemental disclosure of cash flow information:
   Interest paid                                                                         $      3,332         $      28,184
   Income tax paid                                                                                  -                     -

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DONLAR CORPORATION



Dated:  August 19, 2003                  By:  /s/ Larry P. Koskan
                                              ---------------------------------
                                              Larry P. Koskan, Chief Executive
                                              Officer